EXHIBIT 99.1

EASTERN STANDARD, LLC
BALANCE SHEETS

	September 30, 2024	December 31, 2023
	(Unaudited)
ASSETS
Current assets:
Cash	$886,997	$1,169,055
Accounts receivable	508,295	363,774
Unbilled accounts receivable	245,175	93,306
Other current assets	43,288	-
Total current assets	1,683,755	1,626,135

Property and equipment, net	5,135	3,154
Intangible assets, net	874	1,011

Total assets	$1,689,764	$1,630,300

LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
Accounts payable and other current liabilities	$239,405	$86,141
Accrued Compensation	97,890	50,965
Note payable, current portion	-	464,500
Deferred revenue	477,059	462,968
Total current liabilities	814,354	1,064,574

Total liabilities	814,354	1,064,574

Commitments and contingencies (Note 7)

Members' equity:
Member's Equity	875,410	565,726
Total Members' equity	875,410	565,726

Total liabilities and members' equity	$1,689,764	$1,630,300

See the accompanying notes to these unaudited financial statements

1

EASTERN STANDARD, LLC
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2024 and 2023
(Unaudited)

	2024	2023

REVENUE	$3,453,126	$2,708,156
Cost of revenue	1,684,488	1,498,317

Gross Profit	1,768,638	1,209,839

OPERATING EXPENSES:
General and administrative	1,266,721	1,267,994
Total operating expenses	1,266,721	1,267,994

Net income (loss) from operations	501,917	(58,155)

OTHER INCOME:
Other income	4,106	3,288
Total other income	4,106	3,288

NET INCOME (LOSS)	$506,023	$(54,867)

See the accompanying notes to these unaudited financial statements

2

Eastern Standard
STATEMENTS OF MEMBERS' EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2024 AND 2023
(Unaudited)

Total

Balance, December 31, 2022	584,428
Owner distributions	(6,599)
Net loss	(54,867)
Balance, September 30, 2023	$522,962

Balance, December 31, 2023	565,726
Owner distributions	(196,339)
Net income	506,023
Balance, September 30, 2024	$875,410

See the accompanying notes to these unaudited financial statements

3

Eastern Standard
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2024 AND 2023
(Unaudited)

	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$506,023	$(54,867)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation & Amortization	1,277	261
Changes in operating assets and liabilities:
Accounts receivable	(144,521)	(47,782)
Unbilled accounts receivable	(151,869)	(114,086)
Other current assets	(43,288)	-
Accounts payable	153,264	195,951
Accrued compensation	46,925	21,344
Deferred revenue	14,091	183,916
Net cash provided by operating activities	381,902	184,737

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,121)	(2,235)
Net cash used in investing activities	(3,121)	(2,235)

CASH FLOWS FROM FINANCING ACTIVITIES:
Owner distributions	(196,339)	(6,599)
Payments on loans payable	(464,500)	(78,337)
Net cash used in financing activities	(660,839)	(84,936)

Net change in cash	(282,058)	97,566

Cash at beginning of period	1,169,055	920,014

Cash at end of period	$886,997	$1,017,580

Supplemental disclosure of cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

See the accompanying notes to these unaudited financial statements

4

EASTERN STANDARD, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF OPERATIONS AND GOING CONCERN

Eastern Standard, LLC (which may be referred to as the “Company”, “we,” “us,” or “our”) is a Pennsylvania limited liability company. The Company provides digital marketing services, including integrated branding, and digital customer experiences.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). The Company’s fiscal year end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Significant estimates inherent in the preparation of the accompanying financial statements include valuation of revenue recognition and contingencies.

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

5

Concentration of Credit Risk

The Company maintains its cash with major financial institutions located in the United States, which it believes to be credit worthy. The Federal Deposit Insurance Corporation insures balances up to $250,000. At times, the Company may maintain balances in excess of the insured limits. As of September 30, 2024 the Company had $614,770 in excess of the insured limit.

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account.

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of September 30, 2024 or December 31, 2023.

Income Taxes

The Company accounts for income taxes as a pass through entity, where the owner pays income taxes on it’s share of taxable income. The net profits and losses of the Company are allocated to the members in proportion to each members’ capital interest in the Company. Distributions are made by the Company to the members at such times and in such amounts as the members shall determine in their sole discretion.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606 when it has satisfied the performance obligations under an arrangement with the customer reflecting the terms and conditions under which products or services will be provided, the fee is fixed or determinable, and collection of any related receivable is probable. ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied.

6

The Company’s performance obligation for its revenue stream are to provide the digital website plugin to the customer, and revenues associated with completed sales are recognized at a point in time when they are provided to the customer. There is no significant financing component to the Company’s sales.

Performance Obligations

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account in the new revenue standard. The contract transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The Company’s contracts have a single performance obligation as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contracts and, therefore, not distinct.

Performance Obligations Satisfied Over Time

Revenue for our contracts that satisfy the criteria for over time recognition is recognized as the work progresses. The majority of our revenue is derived from website design and implementation contracts and typically span between 4 to 12 months. These contracts continuously transfer control to the customer as all of the work is completed electronically and is transferable to the customer at any point in time. Contract costs include labor, materials, and indirect costs.

We have numerous contracts that are in various stages of completion which require estimates to determine the forecasted costs at completion. Due to the nature of the work left to be performed on many of our contracts, the estimation of total cost at completion for fixed-price contracts is complex, subject to many variables and requires significant judgment. Estimates of total cost at completion are made each period and changes in these estimates are accounted for prospectively as cumulative adjustments to revenue recognized in the current period. If estimates of costs to complete fixed-price contracts indicate a loss, a provision is made through a contract write-down for the total loss anticipated.

Contract modifications are routine in the performance of our contracts. Contracts are often modified to account for changes in the contract specifications or requirements. In most instances, contract modifications are for goods or services that are not distinct, and, therefore, are accounted for as part of the existing contract.

Performance Obligations Satisfied at a Point in Time

Revenue for the Company’s contracts that do not satisfy the criteria for over time recognition is recognized at a point in time. Substantially all of the Company’s revenue recognized at a point in time is for monthly maintenance contracts. Unlike the design contracts that use a cost-to-cost input measure for performance, the monthly maintenance utilize an output measure for performance based on the completion of a unit of work. Upon fulfillment of the performance obligation, the customer is provided an invoice (or equivalent) demonstrating transfer of control or completion of service to the customer. We believe that point in time recognition remains appropriate for these contracts and will continue to recognize revenues upon completion of the performance obligation and issuance of an invoice.

7

The following table presented disaggregated revenue information for the nine months ended September 30, 2024 and 2024:

	For the nine months ended September 30,
	2024	2023
Website design and implementation	$2,241,580	$1,713,311
Website management	1,211,546	994,845
Total revenue	$3,453,126	$2,708,156

Accounts Receivable

Accounts receivables are carried at their estimated collectible amounts. Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition. The Company had an allowance for doubtful accounts of $0 as of September 30, 2024 and December 31, 2023, respectively. Included in accounts receivable is $11,480 and $17,984 of unbilled fees related to website management revenue as of September 30, 2024 and December 31, 2023, respectively.

Long-lived Assets

The Company amortizes acquired definite-lived intangible assets over their estimated useful lives. Other indefinite-lived intangible assets are not amortized but subject to annual impairment tests. In accordance with ASC 360 “Property Plant and Equipment,” the Company reviews the carrying value of intangibles subject to amortization and long-lived assets for impairment throughout the year or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Property and equipment

Property and equipment stated at the lower of cost or estimated net recoverable amount. The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term. Schedule of Estimated Useful Lives of Property, Plant and Equipment

Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or sold, the cost and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

8

Advertising

The Company expenses advertising costs as they are incurred. Advertising costs were $41,441 and $93,031 for the nine months ended September 30, 2024 and 2023, respectively.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 – CONTRACTS IN PROCESS

The net unbilled accounts receivables (deferred revenues) position for contracts in process, related to the website design and implementation services, consisted of the following:

	September 30,	December 31,
	2024	2023
Costs on uncompleted contracts	$1,724,431	$1,153,649
Estimated earnings	493,374	218,551
Total costs and estimated profits on uncompleted contracts	2,217,805	1,372,200
Add: unbilled amounts on completed contracts	95,277	2,500
Less: Progress billings	(2,455,656)	(1,694,279)
Unbilled accounts receivables (deferred revenues), net	$(142,574)	$(319,579)

The net asset (liability) position for contracts in process is included in the accompanying consolidated balance sheets as follows:

	September 30, 2024	December 31, 2023
Unbilled accounts receivable costs and estimated earnings in excess of billings on uncompleted contracts	$245,175	$93,306
Deferred revenues - Billings in excess of costs and estimated earnings on uncompleted contracts	(387,749)	(412,885)
Unbilled accounts receivables (deferred revenues), net	$(142,574)	$(319,579)

9

NOTE 4 – DEFERRED REVENUE

Deferred revenue as of September 30, 2024 and December 31, 2023 consisted of the following:

	September 30, 2024	December 31, 2023
Website design and implementation	$387,749	$412,885
Website management	89,310	50,083
Total deferred revenue	$477,059	$462,968

Changes in the balance of deferred revenue for the periods presented are as follows:

Deferred Revenue
Balance as of December 31, 2023	462,968
Billings for the period	3,467,217
Revenue recognized	(3,453,126)
Balance as of September 30, 2024	$477,059

Transaction price allocated to remaining performance obligations represents contracted revenue that has not yet been recognized, which includes deferred revenue and non-cancelable contracts that will be invoiced and recognized as revenue in future periods ("backlog"). While deferred revenue is recorded on our balance sheet as a liability, backlog is not recorded in revenue, deferred revenue or elsewhere in our consolidated financial statements until we establish a contractual right to invoice, at which point it is recorded as revenue or deferred revenue as appropriate. As of September 30, 2024, the aggregate amount of the transaction price allocated to remaining performance obligations was $387,749 in deferred revenue and $1,090,330 in backlog. As of December 31, 2023, the aggregate amount of the transaction price allocated to remaining performance obligations was $462,968 in deferred revenue and $2,052,533 in backlog

We expect that the amount of backlog relative to the total value of our contracts will change from year to year due to several factors, including the amount invoiced early in the contract term, the timing and duration of customer agreements, varying invoicing cycles of agreements and changes in customer financial circumstances. Accordingly, we believe that fluctuations in backlog are not always a reliable indicator of future revenues, and we do not utilize backlog internally as a key management metric.

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2023 and 2022:

	As of
	September 30,	December 31,
	2024	2023
Property and equipment	$6,460	$3,340
Fixed assets, gross
Less: accumulated depreciation	(1,325)	(186)
Total	$5,135	$3,154

10

During the nine months ended September 30, 2024, and 2023 the Company recorded depreciation expense of $1,140 and $124, respectively, which is included in general and administrative expenses in the accompanying statement of operations.

NOTE 6 – NOTE PAYABLE

On November 8, 2022, the Company entered into an agreement with David Wolf, one of its members to purchase their 23.75% ownership of the Company for a purchase price of $610,000 under the Membership Interest Purchase Agreement (“MIPA”). In exchange for the purchase, the Company entered into a Note Payable (the “Note”) agreement whereby the Company agreed to repay the purchase amount in monthly installments over the next 5 years, with each payment having a required minimum monthly amount of $5,000.

On September 19, 2024, the Company entered into a settlement agreement with David Wolf, related to the outstanding Note as discussed in Note 6 above. Pursuant to the settlement agreement, the Company paid David Wolf $376,917 in full settlement of the amounts owed under the Note, and all other claims.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the Company's management, any liability resulting from such litigation would not be material in relation to the Company's consolidated financial position, results of operations and cash flows. There is no pending or threatened litigation.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 27, 2025, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed below.

On September 20, 2024, the Company and its owners Mark Gisi, James Keller and Vincent Giordano, entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Onfolio Holdings Inc.’s (“Onfolio”) and it majority owned subsidiary Eastern Standard LLC (“Eastern Standard Delaware”), a Delaware limited liability company. Pursuant to the Asset Purchase Agreement, Eastern Standard Delaware will purchase from the Company substantially all of the Company’s assets utilized in the operation of its business of providing digital marketing services, including integrated branding, and digital customer experiences (the “Business Assets”).

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at closing, the Company agreed to sell to Eastern Standard Delaware the Business Assets, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the Business Assets is $2,160,000. As of closing, Onfolio owns 70% of Eastern Standard Delaware in exchange for $1,250,000 payable pursuant to two secured promissory notes which are guaranteed by the Onfolio, and $410,000 of the Onfolio’s Series A Preferred Shares. The entities comprising Onfolio’s special purpose vehicle funding program own an aggregate of 20% of Eastern Standard Delaware in exchange for $500,000 payable in cash. The sellers of the Company have a 10% roll-over equity interest in Eastern Standard Delaware. The transaction closed on October 18, 2024.

11

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

of Eastern Standard LLC

Opinion

We have audited the accompanying financial statements of Eastern Standard LLC, a Pennsylvania limited liability company, which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastern Standard LLC as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Eastern Standard LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Eastern Standard LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

3702 W Spruce St #1430 • Tampa, Florida 33607 • +1.813.441.9707

12

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Eastern Standard LLC’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Eastern Standard LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Tampa, Florida

February 27, 2025

13

EASTERN STANDARD, LLC
BALANCE SHEETS
AS OF DECEMBER 31, 2023 AND 2022

	2023	2022

ASSETS
Current assets:
Cash	$1,169,055	$920,014
Accounts receivable, net	363,774	344,208
Unbilled accounts receivable	93,306	142,748
Total current assets	1,626,135	1,406,970

Property and equipment, net	3,154	-
Intangible assets, net	1,011	1,194
Total assets	$1,630,300	$1,408,164

LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
Accounts payable and other current liabilities	$86,141	43,575
Accrued compensation	50,965	84,195
Note payable, current portion	464,500	70,950
Deferred revenue	462,968	119,300
Total current liabilities	1,064,574	318,020

Note payable	-	505,716
Total liabilities	1,064,574	823,736

Commitments and contingencies (Note 7)

Members' equity:
Member's Equity	565,726	584,428
Total Members' equity	565,726	584,428

Total liabilities and members' equity	$1,630,300	$1,408,164

See the accompanying notes to these financial statements

14

EASTERN STANDARD, LLC
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDING DECEMBER 31, 2023 and 2022

	2023	2022

REVENUE	$3,497,372	$4,304,455
Cost of revenue	1,807,629	1,836,789

Gross Profit	1,689,743	2,467,666

OPERATING EXPENSES:
General and administrative	1,714,135	1,914,308
Total operating expenses	1,714,135	1,914,308

Net income (loss) from operations	(24,392)	553,358

OTHER INCOME :
Other income	4,814	9,156
Interest income	7,475	-
Total other income	12,289	9,156

NET INCOME (LOSS)	$(12,103)	$562,514

See the accompanying notes to these financial statements

15

EASTERN STANDARD, LLC
STATEMENTS OF MEMBERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Total

Balance, December 31, 2021	$800,384
Owner cash distributions	(168,470)
Repurchase of ownership interest	(610,000)
Net income	562,514
Balance, December 31, 2022	584,428
Owner distributions	(6,599)
Net loss	(12,103)
Balance, December 31, 2023	$565,726

See the accompanying notes to these financial statements

16

EASTERN STANDARD, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDING DECEMBER 31, 2023 AND 2022

	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(12,103)	$562,514
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Gain on sale of equipment	-	(7,229)
Depreciation and amortization	369	11,530
Bad debt expense	-	88,114
Changes in operating assets and liabilities:
Accounts receivable	(19,566)	37,693
Unbilled accounts receivable	49,442	(52,679)
Other current assets	-	24,267
Accounts payable and other current liabilities	42,566	(264,612)
Accrued compensation	(33,230)	44,225
Deferred revenue	343,668	(589,090)
Net cash provided by (used in) operating activities	371,146	(145,267)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,340)	(11,049)
Proceeds from sale or property and equipment	-	11,184
Net cash provided by (used in) investing activities	(3,340)	135

CASH FLOWS FROM FINANCING ACTIVITIES:
Owner distributions	(6,599)	(168,470)
Repayments on note payable	(112,166)	(33,334)
Net cash provided by financing activities	(118,765)	(201,804)

Net change in cash	249,041	(346,936)

Cash at beginning of period	920,014	1,266,950

Cash at end of period	$1,169,055	$920,014

Supplemental disclosure of cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

Supplemental disclosure of noncash financing transactions
Buy-out of equity member through promissory note	$-	$610,000

See the accompanying notes to these financial statements

17

EASTERN STANDARD, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 and 2022

NOTE 1 – NATURE OF OPERATIONS

Eastern Standard, LLC (which may be referred to as the “Company,” “we,” “us,” or “our”) is a Pennsylvania limited liability company. The Company provides digital marketing services, including integrated branding, and digital customer experiences.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). The Company’s fiscal year end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Significant estimates inherent in the preparation of the accompanying financial statements include valuation of revenue recognition and contingencies.

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

Concentration of Credit Risk

The Company maintains its cash with major financial institutions located in the United States, which it believes to be credit worthy. The Federal Deposit Insurance Corporation insures balances up to $250,000. At times, the Company may maintain balances in excess of the insured limits. As of December 31, 2023, the Company had $911,456 more than the insured limit.

18

Cash and Cash Equivalents

The Company considers short-term, highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account.

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of December 31, 2023, or 2022.

Income Taxes

The Company accounts for income taxes as a pass-through entity, where the owner pays income taxes on its share of taxable income. The net profits and losses of the Company are allocated to the members in proportion to each member’s capital interest in the Company. Distributions are made by the Company to the members at such times and in such amounts as the members shall determine in their sole discretion.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606 when it has satisfied the performance obligations under an arrangement with the customer reflecting the terms and conditions under which products or services will be provided, the fee is fixed or determinable, and collection of any related receivable is probable. ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied.

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The Company’s performance obligation for its revenue stream is to provide the digital website plugin to the customer, and revenues associated with completed sales are recognized at a point in time when they are provided to the customer. There is no significant financing component to the Company’s sales.

Performance Obligations

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account in the new revenue standard. The contract transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The Company’s contracts have a single performance obligation as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contracts and, therefore, not distinct.

Performance Obligations Satisfied Over Time

Revenue for our contracts that satisfy the criteria for overtime recognition is recognized as the work progresses. The majority of our revenue is derived from website design and implementation contracts and typically span between 4 to 12 months. These contracts continuously transfer control to the customer as all the work is completed electronically and is transferable to the customer at any point in time. Contract costs include labor, materials, and indirect costs.

We have numerous contracts that are in various stages of completion which require estimates to determine the forecasted costs at completion. Due to the nature of the work left to be performed on many of our contracts, the estimation of total cost at completion for fixed-price contracts is complex, subject to many variables and requires significant judgment. Estimates of total cost at completion are made each period and changes in these estimates are accounted for prospectively as cumulative adjustments to revenue recognized in the current period. If estimates of costs to complete fixed-price contracts indicate a loss, a provision is made through a contract write-down for the total loss anticipated.

Contract modifications are routine in the performance of our contracts. Contracts are often modified to account for changes in the contract specifications or requirements. In most instances, contract modifications are for goods or services that are not distinct, and, therefore, are accounted for as part of the existing contract.

Performance Obligations Satisfied at a Point in Time

Revenue for the Company’s contracts that do not satisfy the criteria for overtime recognition is recognized at a point in time. Substantially all of the Company’s revenue recognized at a point in time is for monthly maintenance contracts. Unlike the design contracts that use a cost-to-cost input measure for performance, the monthly maintenance utilizes an output measure for performance based on the completion of a unit of work. Upon fulfillment of the performance obligation, the customer is provided an invoice (or equivalent) demonstrating transfer of control or completion of service to the customer. We believe that point in time recognition remains appropriate for these contracts and will continue to recognize revenues upon completion of the performance obligation and issuance of an invoice.

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The following table presented disaggregated revenue information for the years ended December 31, 2023 and 2022:

	For the years ended December 31,
	2023	2022
Website design and implementation	$2,179,012	$3,012,708
Website management	1,318,360	1,291,747
Total revenue	$3,497,372	$4,304,455

Accounts Receivable

Accounts receivable are carried at their estimated collectible amounts. Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition. The Company had an allowance for doubtful accounts of $0 and $88,114 as of December 31, 2023 and 2022, respectively. Included in accounts receivable is $17,984 and $17,889 of unbilled fees related to website management revenue as of December 31, 2023 and 2022, respectively.

Long-lived Assets

The Company amortizes acquired definite-lived intangible assets over their estimated useful lives. Other indefinite-lived intangible assets are not amortized but subject to annual impairment tests. In accordance with ASC 360 “Property Plant and Equipment,” the Company reviews the carrying value of intangibles subject to amortization and long-lived assets for impairment throughout the year or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Property and equipment

Property and equipment stated at the lower of cost or estimated net recoverable amount. The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term. Schedule of Estimated Useful Lives of Property, Plant and Equipment

Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or sold, the cost and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

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Advertising

The Company expenses advertising costs as they are incurred. Advertising costs were $109,913 and $60,898 for the year ended December 31, 2023 and 2022, respectively.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 – CONTRACTS IN PROCESS

The net unbilled accounts receivables (deferred revenues) position for contracts in process, related to the website design and implementation services, consisted of the following:

	December 31,	December 31,
	2023	2022
Costs on uncompleted contracts	$1,153,649	$643,034
Estimated earnings	218,551	408,912
Total costs and estimated profits on uncompleted contracts	1,372,200	1,051,946
Add: unbilled amounts on completed contracts	2,500	-
Less: Progress billings	(1,694,279)	(970,423)
Unbilled accounts receivables (deferred revenues), net	$(319,579)	$81,523

The net asset (liability) position for contracts in process is included in the accompanying consolidated balance sheets as follows:

	December 31, 2023	December 31, 2022
Unbilled accounts receivable costs and estimated earnings in excess of billings on uncompleted contracts	$93,306	$142,747
Deferred revenues - Billings in excess of costs and estimated earnings on uncompleted contracts	(412,885)	(61,224)
Unbilled accounts receivables (deferred revenues), net	$(319,579)	$81,523

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NOTE 4 – DEFERRED REVENUE

Deferred revenue as of December 31, 2023 and 2022 consisted of the following:

	For the years ended December 31,
	2023	2022
Website design and implementation	$412,885	$61,224
Website management	50,083	58,076
Total deferred revenue	$462,968	$119,300

Changes in the balance of deferred revenue for the periods presented are as follows:

Deferred Revenue
Balance as of December 31, 2021	$708,390
Billings for the period	3,715,365
Revenue recognized	(4,304,455)
Balance as of December 31, 2022	119,300
Billings for the period	3,841,040
Revenue recognized	(3,497,372)
Balance as of December 31, 2023	$462,968

Transaction price allocated to remaining performance obligations represents contracted revenue that has not yet been recognized, which includes deferred revenue and non-cancelable contracts that will be invoiced and recognized as revenue in future periods ("backlog"). While deferred revenue is recorded on our balance sheet as a liability, backlog is not recorded in revenue, deferred revenue or elsewhere in our consolidated financial statements until we establish a contractual right to invoice, at which point it is recorded as revenue or deferred revenue as appropriate. As of December 31, 2023, the aggregate amount of the transaction price allocated to remaining performance obligations was $462,968 in deferred revenue and $2,052,533 in backlog. As of December 31, 2022, the aggregate amount of the transaction price allocated to remaining performance obligations was $119,300 in deferred revenue and $651,084 in backlog.

We expect that the amount of backlog relative to the total value of our contracts will change from year to year due to several factors, including the amount invoiced early in the contract term, the timing and duration of customer agreements, varying invoicing cycles of agreements and changes in customer financial circumstances. Accordingly, we believe that fluctuations in backlog are not always a reliable indicator of future revenues and we do not utilize backlog internally as a key management metric.

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NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2023 and 2022:

	As of
	December 31,	December 31,
	2023	2022
Property and equipment	$3,340	$-
Less: accumulated depreciation	(186)	-
Total	$3,154	$-

During the years ended December 31, 2023 and 2022 the Company recorded depreciation expense of $186 and $11,347, which is included in general and administrative expenses in the accompanying statement of operations.

During the year ended December 31, 2022, the Company sold all of the office equipment on hand for cash proceeds of $11,184 which resulted in a gain on the sale of $7,229.

NOTE 6 – NOTE PAYABLE

On November 8, 2022, the Company entered into an agreement with David Wolf, one of its members to purchase their 23.75% ownership of the Company for a purchase price of $610,000 under the Membership Interest Purchase Agreement (“MIPA”). In exchange for the purchase, the Company entered into a Note Payable (the “Note”) agreement whereby the Company agreed to repay the purchase amount in monthly installments over the next 5 years, with each payment having a required minimum monthly amount of $5,000. As of December 31, 2023 the balance on the note was $464,500, all of which was current and as of December 31, 2022 the balance on the note was $576,666, of which $70,950 was current.

The following table shows the estimated future maturities of the Note as of December 31, 2023.

Fiscal Year Ending	Minimum Principal
December 31,	payments
2024	$464,500
2025 - 2028	-
Total future payments	464,500
Less current portion of Note Payable	(464,500)
Long-term portion of Note Payable	$-

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the Company's management, any liability resulting from such litigation would not be material in relation to the Company's consolidated financial position, results of operations and cash flows. There is no pending or threatened litigation.

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NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 27, 2025, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed below.

On September 20, 2024, the Company and its owners Mark Gisi, James Keller and Vincent Giordano, entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Onfolio Holdings Inc.’s (“Onfolio”) and it majority owned subsidiary Eastern Standard LLC (“Eastern Standard Delaware”), a Delaware limited liability company. Pursuant to the Asset Purchase Agreement, Eastern Standard Delaware will purchase from the Company substantially all of the Company’s assets utilized in the operation of its business of providing digital marketing services, including integrated branding, and digital customer experiences (the “Business Assets”).

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, the Company agreed to sell to Eastern Standard Delaware the Business Assets, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the Business Assets is $2,160,000. As of the closing, Onfolio owns 70% of Eastern Standard Delaware in exchange for $1,250,000 payable pursuant to two secured promissory notes which are guaranteed by the Onfolio, and $410,000 of the Onfolio’s Series A Preferred Shares. The entities comprising Onfolio’s special purpose vehicle funding program own an aggregate of 20% of Eastern Standard Delaware in exchange for $500,000 payable in cash. The sellers of the Company own a 10% roll-over equity interest in Eastern Standard Delaware. The transaction closed on October 18, 2024.

On September 19, 2024, the Company entered into a settlement agreement with David Wolf, related to the outstanding Note as discussed in Note 6 above. Pursuant to the settlement agreement, the Company paid David Wolf $376,917 in full settlement of the amounts owed under the Note, after required payments made during 2024, and all other claims.

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